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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

    CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 24, 2001

Specialty Laboratories, Inc.
(Exact name of registrant as specified in charter)

California (State or other jurisdiction of incorporation)	001-16217 (Commission File Number)	95-2961036 (IRS Employer Identification No.)
2211 Michigan Avenue, Santa Monica, California (Address of principal executive offices)		90404 (Zip Code)

(310) 828-6543
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)

ITEM 5 OTHER EVENTS

    On July 24, 2001, Specialty Laboratories, Inc., (the "Registrant") and Epoch Biosciences, Inc., announced the commercial availability of diagnostic tests for human leukemias that incorporate Epoch's proprietary Minor Groove Binder (MGB) technology. A copy of the press release issued by the Registrant on July 24, 2001 concerning the foregoing matter is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7 FINANCIAL STATEMENTS AND EXHIBITS

    The following document is filed as an exhibit to this report:

  (c)
  Exhibits

  99.1
  Press Release dated July 24, 2001.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPECIALTY LABORATORIES, INC.
Date: July 27, 2001	By:	/s/ FRANK J. SPINA Frank J. Spina Chief Financial Officer

EXHIBIT INDEX

    The following document is filed as an exhibit to this report:

Exhibits
99.1	Press Release dated July 24, 2001.

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FORM 8-K
SIGNATURE
EXHIBIT INDEX